Exhibit 99.1

Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of December 21, 2010, is entered into by Marshall Edwards, Inc., a Delaware corporation (the “Buyer”) and Novogen Limited, a public company limited by shares and incorporated under the laws of New South Wales, Australia (the “Stockholder”).

RECITALS

WHEREAS, the Buyer, the Stockholder and Novogen Research Pty Limited, a proprietary limited company incorporated under the laws of Australia and a wholly-owned subsidiary of the Stockholder (the “Seller”), are, concurrently with the execution and delivery of this Agreement, entering into an Asset Purchase Agreement, dated as of the date hereof (the “Asset Purchase Agreement”), pursuant to which the Buyer will acquire certain assets of the Stockholder and the Seller (the “Acquisition”);

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of 5,240,829 shares of the Common Stock (the “Existing Shares” and, together with any additional shares of Common Stock and options, warrants and other rights to purchase shares of Common Stock or other voting capital stock or securities of the Buyer and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Buyer acquired by the Stockholder after the date hereof, the “Shares”);

WHEREAS, as a condition and inducement to the willingness of the Buyer to enter into the Asset Purchase Agreement, the Stockholder has agreed to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Buyer and the Stockholder hereby agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote.

(a) The Stockholder hereby agrees, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 2.1, at any meeting of the stockholders of the Buyer, including the Special Meeting, however called, at any adjournment thereof, and in connection with any written consent of the stockholders of the Buyer, (i) to appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and (ii) to vote (or deliver a written consent in lieu thereof) all of the Shares that the Stockholder is entitled to vote (or deliver a written consent with respect thereto) at the time of any vote or written consent (A) to approve the Acquisition, the Asset Purchase Agreement and the consummation of the transactions contemplated thereby, and approve any actions related thereto as and when the foregoing or such other actions are submitted for the consideration and vote of the stockholders of the Buyer and (B) against any other action that is intended or could prevent, impede, or, in any material respect, interfere with, delay the transactions contemplated by the Asset Purchase Agreement.

(b) Nothing in this Agreement, including this Section 1.1(a), shall limit or restrict any affiliate or designee of the Stockholder who serves as a member of the Board of Directors in acting in his or her capacity as a director of the Buyer and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement shall apply to the Stockholder solely in its capacity as a stockholder of the Buyer and shall not apply to any such affiliate or designee’s actions, judgments or decisions as a director of the Buyer.

(c) In furtherance of, and without limiting the generality of, the foregoing, immediately following the execution of this Agreement and the Asset Purchase Agreement, the Stockholder shall execute and deliver to the Buyer an Action by Written Consent of the Stockholder in the form attached hereto as Exhibit A (the “Written Consent”).

(d) The Stockholder hereby covenants and agrees that, except for this Agreement and the Written Consent, the Stockholder (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares owned beneficially or of record by the Stockholder, (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares owned beneficially or of record by the Stockholder and (iii) has not entered into any agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any respect or have the effect of preventing the Stockholder from performing any of its obligations under this Agreement. The Stockholder hereby revokes any and all prior proxies or powers of attorney, if any, given by the Stockholder with respect to the voting of any Shares inconsistent with the terms of this Article I.

(e) The Stockholder hereby represents and warrants to the Buyer that the Existing Shares are, and (except as otherwise permitted by this Agreement) any additional shares of Common Stock and any additional shares subject to options, warrants and other rights to purchase shares of Common Stock or other voting capital stock or securities of the Buyer and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company acquired by the Stockholder after the date hereof and prior to the Special Meeting will be, owned beneficially and of record by the Stockholder. As of the date hereof, the Existing Shares constitute all of the shares of the Common Stock beneficially owned by the Stockholder. The Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Closing Date sufficient rights and powers over the voting and disposition with respect to the matters set forth in Article I, and to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

1.2 Stock Dividends, etc.

(a) In case of a stock dividend or distribution, or any change in Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, for all purposes under this Agreement, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or that are received in such transaction.

(b) The Stockholder agrees, while this Agreement is in effect, to notify the Buyer promptly in writing of the number of any additional shares of Common Stock, any additional options, warrants or rights to purchase shares of Common Stock or other voting capital stock of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Buyer acquired by the Stockholder, if any, after the date hereof.

ARTICLE II

MISCELLANEOUS

2.1 Termination. This Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earlier to occur of (a) the Closing Date and (b) the termination of the Asset Purchase Agreement pursuant to Section 8.1 of the Asset Purchase Agreement. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that this Section 2.1 and termination of this Agreement shall not relieve any party hereto from any liability or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or willful breach by another party of any of its representations, warranties, covenants or other agreements set forth herein; and provided, further, that the provisions of this Section 2.1 and Sections 2.3 through 2.14 (inclusive), shall survive any termination of this Agreement.

2.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder.

2.3 Expenses. Except as expressly set forth herein, the Stockholder and the Buyer shall each bear its own costs and expenses incurred in connection with this Agreement and transactions contemplated hereby.

2.4 Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment; provided, however, that any such communication delivered by facsimile or other electronic transmission shall only be effective if within two Business Days of such transmission such communication is also delivered by hand or deposited with a reputable overnight courier maintaining records of receipt for delivery on the Business Day immediately succeeding such day of deposit. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon 10 days’ prior written notice to the other party.

If to the Buyer, to:

Marshall Edwards, Inc.

11975 El Camino Real, Suite 101

San Diego, CA 92130

Facsimile:

Attention: Daniel Gold, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178

Facsimile: (212) 309-6001

Attention: Steven A. Navarro

If to the Stockholder to:

Novogen Limited

140 Wicks Road

North Ryde, NSW, Australia

Facsimile: 612 9878 0055

Attention: The Chairman

with a copy (which shall not constitute notice) to:

Corrs Chambers Westgarth

Level 32

Governor Phillip Tower

1 Farrer Place

Sydney NSW, Australia 2000

Postal Address:

GPO Box 9925

Sydney NSW, Australia 2001

Facsimile: 612 9210 6111

Attention: Andrew Lumsden

2.5 Interpretation. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (a) the singular includes the plural and the plural includes the singular; (b) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”; (c) a reference to any Contract includes supplements and amendments; (d) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (e) a reference to a Person includes its successors, heirs and permitted assigns; (g) a reference to one gender shall include any other gender; and (h) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; (viii) “hereunder,” “hereof,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision. The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

2.6 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

2.7 Entire Agreement. This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof.

2.8 Governing Law. Construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

2.9 Amendment; Waiver. No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of either party to enforce, nor the delay of either party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either party hereto, shall be deemed to constitute a waiver by the party taking action of compliance by the other party with any representation, warranty, covenant, agreement or obligation contained herein.

2.10 Enforcement, Exclusive Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedies available at Law or in equity. The parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy for money damages would provide an adequate remedy. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any Action (other than appeals therefrom) arising out of or relating to this Agreement or otherwise in connection with the transactions contemplated hereby, and agree not to commence any Action, (other than appeals therefrom) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any Action (other than appeals therefrom) arising out of or relating to this Agreement or otherwise in connection with the transactions contemplated hereby and thereby in the courts of the State of New York or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any Action brought against it under this Agreement in any such court.

2.11 Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREIN.

2.12 Severability. If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) between the parties to the maximum extent possible, consistent with Applicable Law and public policy.

2.13 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party hereto (including in connection with a merger, consolidation, sale of substantially all of the assets of such party or otherwise by operation of Applicable Law) without the prior written consent of the other party hereto; provided, however, that Buyer may assign some or all of its rights and obligations under this Agreement to any of its Affiliates or in connection with a merger, consolidation, sale of substantially all of Buyer’s assets or otherwise by operation of Applicable Law without the prior written consent of any Seller Party. Any attempted assignment in violation of this Section 3.13 shall be null and void.

2.14 Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

MARSHALL EDWARDS, INC.

By:	/s/ Daniel P. Gold
	Name:	Daniel P. Gold
	Title:	President and Chief Executive Officer

NOVOGEN LIMITED

By:	/s/ William D. Rueckert
	Name:	William D. Rueckert
	Title:	Director

By:	/s/ Ronald Lea Erratt
	Name:	Ronald Lea Erratt
	Title:	Company Secretary

Signature Page to Voting Agreement

Exhibit A – Form of Written Consent

Written Consent

of

Novogen Limited, as a Stockholder of Marshall Edwards, Inc.

dated as of [—], 2010

Novogen Limited (the “Stockholder”), being a stockholder of Marshall Edwards, Inc., a Delaware corporation (the “Company”), acting pursuant to Section 228 of the Delaware General Corporation Law and the bylaws of the Company, hereby adopts the following resolutions by written consent in lieu of a meeting. Each capitalized term or other term used and not defined herein but defined in the Asset Purchase Agreement (as defined below) shall have the meaning ascribed to it in the Asset Purchase Agreement, except as otherwise provided.

WHEREAS, the Company, the Stockholder and Novogen Research Pty Limited, a proprietary limited company incorporated under the laws of Australia and a wholly-owned subsidiary of the Stockholder (the “Seller”), have entered into an Asset Purchase Agreement, dated as of the date hereof (the “Asset Purchase Agreement”), pursuant to which the Buyer will acquire certain assets of the Stockholder and the Seller (the “Acquisition”).

NOW, THEREFORE, BE IT:

RESOLVED, that the Asset Purchase Agreement and the terms and conditions set forth therein and the transactions contemplated thereby, including, without limitation, the Acquisition, be, and hereby are, authorized, accepted, approved and adopted in all respects without prior notice and without a vote or meeting;

RESOLVED, that this written consent is coupled with an interest and is irrevocable; and

RESOLVED, that the officers of the Stockholder be, and any one or more of them hereby are, authorized, empowered and directed, acting alone, in the name and on behalf of the Stockholder, to do and perform all such further acts and things (including, but not limited to, obtaining any consent which may be deemed necessary, appropriate or desirable), to execute and deliver in the name and on behalf of the Stockholder and, if requested or required, where necessary or appropriate, to file with the appropriate governmental authorities, all such further certificates, instruments or other documents, and to make all such payments as in their judgment, or in the judgment of any one of them, shall be deemed necessary or advisable in order to carry out, comply with and effectuate the intent and purposes of the foregoing resolutions and any or all of the transactions contemplated therein or thereby, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

[Signature page follows.]

WITNESS the due execution hereof as of the date first written above.

NOVOGEN LIMITED

By:
Name:
Title: